LOGO OF FIDELITY FEDERAL BANCORP


                              FINANCIAL HIGHLIGHTS
             (DOLLARS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)
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                                                            THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                DECEMBER 31,                 DECEMBER 31,

OPERATIONS:                                                 2003           2002           2003           2002
------------------------------------------------------   -----------    -----------    -----------    -----------
Interest income                                          $     1,836    $     1,525    $     6,650    $     9,034
Interest expense                                                 856          1,281          3,827          6,022
                                                         -----------    -----------    -----------    -----------
Net interest income                                              980            244          2,823          3,012
Provision for loan losses                                         36             40             13           (360)
Non-interest income                                              640          1,177          3,878          3,507
Non-interest expense                                           1,613          2,936          6,694          9,927
                                                         -----------    -----------    -----------    -----------
Income (loss) before income tax                                  (29)        (1,555)            (6)        (3,048)
Income taxes                                                     (59)        (1,034)          (220)          (641)
                                                         -----------    -----------    -----------    -----------
Income (loss) from continuing operations                          30           (521)           214         (2,407)
                                                         -----------    -----------    -----------    -----------
Loss on discontinued operations before tax                        --           (775)            --         (1,537)
Income tax expense                                                --            680             --            451
                                                         -----------    -----------    -----------    -----------
Loss on discontinued operations                                   --         (1,455)            --         (1,988)
                                                         -----------    -----------    -----------    -----------
  Net income (loss)                                      $        30    $    (1,976)   $       214    $    (4,395)
                                                         ===========    ===========    ===========    ===========

PER SHARE:
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Basic net income (loss) from continuing operations       $      0.00    $     (0.08)   $      0.02    $     (0.39)
Basic net income (loss) from discontinued operations .                        (0.22)                        (0.32)
Basic net income (loss)                                         0.00          (0.30)          0.02          (0.71)
Diluted net income (loss) from continuing operations .          0.00          (0.08)          0.02          (0.39)
Diluted net income (loss) from discontinued operations                        (0.22)                        (0.32)
Diluted net income (loss)                                       0.00          (0.30)          0.02          (0.71)
Book value at period end                                        1.39           1.42
Market price (bid) at period end                                1.62           1.47
Average common and common
  equivalent shares outstanding                            9,618,658      6,649,664      8,932,084      6,183,269

AVERAGE BALANCES:
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Total assets                                             $   166,889    $   144,878    $   149,577    $   159,625
Total earning assets                                         149,063        122,813        131,080        138,033
Total loans                                                   98,449         72,935         82,331         94,821
Total deposits                                               119,538        109,808        111,888        119,085
Total stockholders' equity                                    13,335         10,968         12,668         11,936
FHLB advances                                                 24,605          9,466         15,172         13,561
Borrowings                                                     7,397         11,012          7,611         11,998

PERFORMANCE RATIOS:
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Return on average assets                                        0.07%        -5.41%           0.14%        -2.75%
Return on average equity                                        0.89%       -71.50%           1.69%       -36.82%
Net interest margin                                             2.61%         1.77%           2.15%        2.18%

LOAN QUALITY RATIOS:
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Net charge-offs to average loans and letters of credit          0.18%         0.68%           0.10%        0.77%
Allowance for loan and letter of credit losses to total
  loans and letters of credit at end of period                  0.80%         1.24%
Non-performing loans to total loans                             1.48%         1.30%
Non-performing assets to total assets                           0.87%         2.35%

SAVINGS BANK CAPITAL RATIOS:
------------------------------------------------------
Tangible equity to assets at end of period                      6.87%         8.52%
Risk-based capital ratios:
  Tier 1 capital                                                9.16%         9.95%
  Total capital                                                13.62%        12.53%

AT PERIOD END:
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Total assets                                             $   175,390   $   132,290
Total earning assets                                         158,111       113,879
Total loans                                                  100,957        73,924
Total deposits                                               120,680       106,791
Total stockholders' equity                                    13,367         9,588
FHLB Advances                                                 31,550         3,000
Borrowings                                                     8,077        10,586
Common shares outstanding                                  9,618,658     6,740,883
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